Leases	12 Months Ended
Dec. 31, 2021
Leases
Leases

Note 19. Leases

Operating leases (ASC 842):

The Company has operating leases primarily for office space.  Most leases are not cancelable prior to their expiration.  The Company accounts for leases in accordance with ASC 842 by recording right-of-use assets and lease liabilities.

In May 2021, the Company entered into a lease arrangement for office space in Burlington, MA which expires in December 2032 and includes approximately $27.3 million of legally binding minimum lease payments. As stated in the agreement, the Company and the landlord agreed to a payment schedule that includes escalating rent payments beginning on the lease commencement date.  The lease contains a tenant improvement allowance of $5.2 million, which is recognized as a reduction of minimum lease payments and recognized on a straight-line basis over the term of the lease.  The Company utilized $2.1 million of the allowance during fiscal 2021 for purchases of property and equipment.   The lease also includes termination and renewal options to be exercised at the discretion of the Company. These options are not reflected in the lease term as it is not reasonably certain that they will be exercised.  The Company gained access to the office space and began recognizing expense for the lease in the third quarter of 2021. The rent expense is included below in the operating lease cost table.

In the second quarter of 2021, the Company delivered a $4.0 million letter of credit for the Burlington, MA lease, secured by a deposit of the same amount with a financial institution that issued the letter of credit. The deposit is classified as restricted cash and included in other non-current assets on the consolidated balance sheets.

The following table presents the components of operating lease cost:

Year ended
December 31, 2021
Operating lease cost	$2,927
Short-term lease cost	287
Variable lease cost	100
Total operating lease cost	$3,314

The expected maturities related to the Company’s leases with initial non-cancellable lease terms in excess of one year at December 31,  2021 are as follows:

Year ended December 31,	Operating Lease Payments
2022	$2,042
2023	3,633
2024	4,513
2025	4,657
2026	4,768
2027 and thereafter	22,986
Total gross operating lease payments	42,599
Less: tenant allowances	(3,233)
Total net operating lease payments	39,366
Less: imputed interest	(10,285)
Total operating lease liabilities, reflecting the present value of net lease payments	$29,081

Additional information related to operating leases is presented as follows:

December 31, 2021
Weighted average remaining lease term (in years)	9.4
Weighted average discount rate	5.5%

Year ended
December 31, 2021
Cash paid for amounts included in the measurement of lease liabilities:
Operating lease payments, included in cash flows from operating activities	$1,012

Non-cash additions to operating lease assets	$13,929

Operating leases (ASC 840):

The Company leases office space under operating leases. Minimum rental payments under operating leases are recognized on a straight-line basis over the term of the lease. Rent expense under the operating lease was $2.1 million and $1.9 million in 2020 and 2019, respectively.

The following is a schedule of future minimum rental payments under non-cancelable operating leases with initial terms in excess of one year as of December 31, 2020 (in thousands):

Years ending December 31:
2021	$1,044
2022	2,043
2023	1,934
2024	1,904
2025	1,987
Thereafter	7,354
Total future minimum rental payments	$16,266